             TERM LOAN AGREEMENT



          Dated:  As of May 1, 1997

                   Between

         EMERITUS PROPERTIES V, INC.

                ("Borrower")

                     and

       FLEET NATIONAL BANK ("Lender")

            $26,000,000 TERM LOAN

             SECURED BY PROPERTY
         LOCATED IN NEW PORT RICHEY,
                ENGLEWOOD AND
         ALTAMONTE SPRINGS, FLORIDA

               LOAN AGREEMENT

  This is an agreement (this "Loan
Agreement" or "Agreement") made and entered into as of the 1st day of May, 1997, by and between EMERITUS PROPERTIES V, INC., having an address at c/o Emeritus Corporation, 3131
Elliott Avenue, Suite 500, Seattle,
Washington  98121 ("Borrower")  and FLEET
NATIONAL BANK, a national banking association having an address at 75 State Street, Boston, Massachusetts 02109 ("Lender").

                 WITNESSETH:

1.  BACKGROUND.

  1.1 DEFINED TERMS.

  Capitalized terms used in this Agreement are defined either in Exhibit A, or in specific sections of this Agreement, or in another Loan Document, as referenced in Exhibit A.

  1.2 BORROWER.

  Borrower is a corporation organized under the laws of the State of Washington.

  1.3 LAND AND IMPROVEMENTS; PROPERTY.

  Simultaneously with the closing of this
Loan Borrower will acquire the following three assisted living communities:

     (i) The 242 bed, 200 unit assisted
living facility commonly known as La Casa
Grande at New Port Richey located at 6400
Trouble Creek Road in New Port Richey, Pasco
County, Florida (the "New Port Richey
Facility") on the real property described as Parcel 1 in Exhibit B (the "New Port Richey
Land");

     (ii)     The 216 bed, 155 unit assisted
living facility commonly known as Englewood
Retirement Center located at 925 South River
Road in Englewood, Sarasota County, Florida
(the "Englewood Facility") on the real
property described as Parcel 2 in Exhibit B
(the "Englewood Land"); and

     (iii)    The 180 bed, 118 unit assisted
living facility commonly known as Stanford
Centre and located at 433 Orange Drive in Altamonte Springs, Seminole County, Florida
(the "Stanford Facility" and together with the New Port Richey Facility and the
Englewood Facility, the "Facilities") on the real property described in Exhibit B (the
"Stanford Land" and together with the New
Port Richey Land and the Englewood Land, the
"Land").

The Land and the Facilities are individually and collectively called the "Property".

  1.4 USE OF LOAN PROCEEDS.

  Borrower has applied to Lender for a loan of $26,000,000 ("Loan") the proceeds of which are to be used to finance the acquisition of Property and to pay costs and expenses incident to closing the Loan.

  1.5 GUARANTIES AND INDEMNITIES.

  As an inducement to Lender to make the
Loan, Emeritus Corporation (the "Guarantor") has agreed to furnish certain guaranties and indemnities.

  1.6 LOAN.

  Subject to all of the terms, conditions
and provisions of this Agreement, and of the agreements and instruments referred to herein, Lender agrees to make the Loan and Borrower agrees to accept and repay the Loan.

2.   LOAN PROVISIONS.

  2.1 AMOUNT OF LOAN.

  The Loan shall be in the amount of
$26,000,000.

  2.2 TERM OF LOAN; EXTENSION RIGHT.

  The Loan shall be for a term ("Initial
Term") commencing on the date hereof and ending on April 30, 1999 ("Maturity Date").
The Initial Term may be extended for one
"Extended Term" until April 30, 2000
("Extended Maturity Date") upon satisfaction of the conditions set forth in Section 2.6.

  2.3 INTEREST RATE AND PAYMENT TERMS.

  The Loan shall be payable as to interest and principal in accordance with the provisions of the Note. The Note also provides for interest at a Default Rate, Late
Charges and prepayment rights and fees.

  2.4 LOAN FEES.

  Borrower shall pay a loan fee in
accordance with the terms of a letter
agreement dated as of the date hereof between the Borrower and Lender, as the same may be amended, restated, modified or supplemented from time to time.

  2.5 ACCELERATION.

  The Loan may be accelerated, at the option of Lender, following an Event of Default.
Upon such an acceleration, all principal, accrued interest and costs and expenses shall be due and payable together with interest on such principal at the Default
Rate and any applicable Yield Maintenance
Prepayment Fee.

  2.6 CONDITIONS TO EXTENDING LOAN.

  Upon satisfaction of each of the following conditions, Borrower may extend the Loan until the Extended Maturity Date:

       2.6.1NO DEFAULT.

       No Default shall exist;

       2.6.2NOTICE FROM BORROWER.

       Borrower shall have given Lender
     written notice of Borrower's request to
     exercise its extension right at least
     thirty (30) days, but not more than
     sixty (60) days, before the Maturity
     Date;

       2.6.3CONDITIONS SATISFIED.

       All of the conditions set forth in 7
     of this Agreement, to the extent
     applicable, shall continue to be
     satisfied;

       2.6.4EXTENSION FEE.

       The extension fee referred to in
     Section 2.4 shall have been paid at
     least ten (10) Business Days prior to
     the Maturity Date;

       2.6.5ADDITIONAL DOCUMENTS.

       Borrower and Guarantor shall have
     executed and delivered to Lender such
     agreements and documents as Lender may
     reasonably require incident to the
     extension;

       2.6.6BEFORE END OF TERM.

       Each of the following conditions are
     satisfied not later than, and on, the
     Maturity Date:

       2.6.6.1LTV REQUIREMENT.

       The Loan to Value Ratio based on the
     Value of the Property (as defined in
     Section 9.17.1) shall not be in excess
     of 75%; and

       2.6.6.2DEBT SERVICE COVERAGE.

          The Debt Service Coverage for the
     preceding quarter ending March 31, 1999
     shall be not less than 1.40:1, where
     Debt Service on the Loan is calculated
     based on a twenty-five year amortization schedule and an interest rate equal to the then current rate of interest of United States Treasury Bills having a maturity of ten (10) years plus 225 basis points (2.25%). For the purposes of this calculation Net

     Operating Income shall be based on
     Borrower's Net Operating Income for the
     three month period prior to the
     commencement of the Extended Term or
     such other evidence as Lender in its
     sole and absolute discretion may accept.

      With reasonable promptness following
receipt by Lender of Borrower's written
notice under clause 2.6.2 above requesting the extension, Lender shall notify Borrower in writing if all of the conditions precedent to the extension, other than payment of the extension fee, have been satisfied, or if further information or certificates are required. If Lender determines that the conditions to extension have been satisfied, other than payment of the extension fee, Lender shall so notify Borrower and upon Lender's receipt of the extension fee not later than ten (10) Business Days prior to the Maturity Date, so long as no Default exists, the Loan Term shall be extended until the Extended Maturity Date.

3.   SECURITY FOR THE LOAN; LOAN AND SECURITY
DOCUMENTS.

  3.1 SECURITY.

  The Loan together with interest thereon
and all other charges and amounts payable by, and all other obligations of, Borrower and Guarantor to Lender, with respect to the Property, whenever incurred, direct or indirect, absolute or contingent
("Obligations") shall be secured by the
following "Security" which Borrower, and
Guarantor where applicable, agree to provide and maintain:

       3.1.1MORTGAGE DEED AND SECURITY
AGREEMENT.

       A first priority mortgage deed and
     security agreement ("Mortgage") on (i)
     the Property, (ii) all land,
     improvements, furniture, fixtures,
     goods, equipment, and other assets
     (including, without limitation,
     accounts, contracts, contract rights,
     Licenses and Permits, general
     intangibles, documents and instruments), including all after-acquired property, owned, or in which Borrower has or obtains any interest, in connection with the Property; (iii) all insurance proceeds and other proceeds therefrom, and (iv) all other assets of Borrower whether now owned or hereafter acquired and related to the Property.

       3.1.2COLLATERAL ASSIGNMENT OF LEASES
AND RENTS.

       A first priority collateral
     assignment of leases and rents
     ("Assignment of Leases and Rents") with
     respect to all leases, subleases and
     occupancy rights of the Property and all income and profits to be derived from the operation and leasing of the Property.

       3.1.3COLLATERAL ASSIGNMENT OF
CONTRACTS, LICENSES AND PERMITS.

       A first priority collateral
     assignment and security agreement
     ("Assignment of Contracts") with respect to all Licenses and Permits and all contracts, agreements and warranties now owned or hereafter acquired by Borrower and related in any manner to the Property if and to the extent such an assignment and security interest can be granted under applicable law.

       3.1.4GUARANTY.

       The unconditional, continuing
     guaranty ("Guaranty") from Guarantor
     guaranteeing payment of the Loan, and
     performance of all Borrower's
     Obligations under the Loan Documents.

       3.1.5ENVIRONMENTAL COMPLIANCE AND
INDEMNIFICATION AGREEMENT.

       A compliance and indemnification
     agreement with respect to environmental matters ("Environmental Indemnity") from
     Borrower and Guarantor (collectively,
     "Indemnitors").

  3.2 LOAN DOCUMENTS AND SECURITY DOCUMENTS.

  The Loan shall be made, evidenced,
administered, secured and governed by all of the terms, conditions and provisions of the "Loan Documents", each as the same may be hereafter modified or amended, consisting of:
(i) this Loan Agreement; (ii) the $26,000,000 promissory note ("Note"); (iii) the Mortgage and related UCC financing statements; (iv) the Assignment of Leases and Rents; (v) the Assignment of Contracts, Licenses and Permits and related UCC financing statements; (vi) the Guaranty from Guarantor; (vii) the Environmental Indemnity from the Indemnitors;
and (viii) any other documents, instruments, or agreements executed to further evidence or secure the Loan, not including any intercreditor or subordination agreement with any other lender.

Each of the Loan Documents listed in items
(i) through (viii), inclusive is dated of even date herewith. The Mortgage, Assignment of Leases and Rents, Assignment of Contracts,
Licenses and Permits, Environmental Indemnity and Guaranty are sometimes collectively referred to as the "Security Documents".

4.   CONTINUING AUTHORITY OF AUTHORIZED
REPRESENTATIVES.

  Lender is authorized to rely upon the
continuing authority of the persons,
officers, signatories or agents hereafter designated ("Authorized Representatives") to bind Borrower with respect to all matters pertaining to the Loan and the Loan Documents including, but not limited to, the selection of interest rates. Such authorization may be changed only upon written notice to Lender accompanied by evidence, reasonably satisfactory to Lender, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Lender. The present Authorized
Representatives are listed on Exhibit D.
Lender shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized
Representatives so as to assure Lender that each Authorized Representative is a responsible and senior official of Borrower.

5.   LENDER'S CONSULTANTS.

  5.1 RIGHT TO EMPLOY.

  Lender shall have the right to employ its own personnel, or one or more engineers, architects, builders or other construction specialists, environmental advisors, scientists, accountants, and attorneys to act as an advisor to Lender in connection with the Loan (each of which shall be a "Lender's
Consultant").

  5.2 FUNCTIONS.

  The functions of a Lender's Consultant
shall include, without limitation:  (i)
inspection and physical review of the
Property; (ii) review and analysis of any work to be done in connection with the Property; (iii) review and analysis of environmental matters; and (iv) review and analysis of financial and legal matters, all as Lender shall reasonably determine.

  5.3 PAYMENT.

  The reasonable costs and fees of Lender's
Consultants shall be paid by Borrower upon billing therefor.

  5.4 ACCESS.

  Borrower shall provide Lender's
Consultants with continuing reasonable access to all aspects of the Property and books and records related thereto at reasonable times during the day and upon at least two (2)
Business Days' prior written notice to
Borrower.

  5.5 NO LIABILITY.

  Neither Lender nor any of its Consultants shall have liability to Borrower, Guarantor, or any third party, on account of: (i) services performed by Lender's Consultants;
(ii) any failure or neglect by Lender's
Consultants to properly perform services; or
(iii) any approval or disapproval of work, plans or other matters. Neither Lender nor Lender's Consultants shall have any obligation regarding proper performance of work related to the Property. Borrower shall have no rights under or relating to any agreement, report, or similar document prepared by any of Lender's Consultants for Lender.

6.LOAN DISBURSEMENT AND BORROWER'S REQUIRED
  EQUITY CONTRIBUTIONS.

  6.1 ADVANCE OF LOAN PROCEEDS.

  Lender shall, subject to compliance with all of the other terms, conditions and provisions of this Agreement, make disbursement of the Loan proceeds entirely at closing.

  6.2 REQUIRED EQUITY CONTRIBUTION;
ADDITIONAL FUNDS FROM BORROWER.

  Borrower agrees to make and maintain
Borrower's "Required Equity Contribution" which shall consist of: (i) on or before closing an initial contribution of $7,000,000 in cash, subject to verification by Lender, which cash may be the proceeds of the Mezzanine Loan.

7.   CONDITIONS PRECEDENT.

  It shall be a condition precedent of
Lender's obligation to close and fund the Loan that each of the following conditions precedent be satisfied in full (as determined by Lender in its discretion which discretion shall be exercised in good faith having due regard for the advice of Lender's Consultants unless otherwise provided below), unless specifically waived in writing by Lender at or prior to closing and funding the Loan:

  7.1 SATISFACTORY LOAN DOCUMENTS.

  Each of the Loan Documents and Security
Documents shall be satisfactory in form, content and manner of execution and delivery to Lender and its counsel.

  7.2 NO MATERIAL CHANGE.

  No material adverse change shall have
occurred in the financial condition,
business, affairs, operations or control of Borrower or Guarantor since the date of their respective financial statements most recently delivered to Lender.

  7.3 WARRANTIES AND REPRESENTATIONS
ACCURATE.

  All warranties and representations made by or on behalf of any of Borrower or Guarantor to Lender shall be true, accurate and complete in all material respects and shall not omit any material fact necessary to make the same not misleading.

  7.4 FINANCIALS AND APPRAISALS.

  Lender shall have received and approved:
(i) financial statements from Borrower and Guarantor complying with the standards set forth in Section 9.2. and (ii) an appraisal of the Property from an appraiser acceptable to Lender setting forth an appraised value of the Property which results in a Loan to Value
Ratio not in excess of 75%.

  7.5 VALIDITY AND SUFFICIENCY OF SECURITY
DOCUMENTS.

  The Mortgage and the other Security
Documents shall create a valid and perfected lien on the property described therein
("Collateral") and each of the Security
Documents and related UCC filings shall have been duly recorded and filed to the satisfaction of Lender and its counsel.

  7.6 NO OTHER LIENS; TAXES AND MUNICIPAL
CHARGES CURRENT.

  The Collateral shall not be subject to any liens or encumbrances, whether inferior or superior to the Loan Documents or the Security Documents, except in respect of: (i) real estate taxes and personal property taxes not yet due and payable; and (ii) Permitted
Title Exceptions, if any. All real estate taxes, personal property taxes and other municipal charges relating to any of the Collateral shall be current.

  7.7 PROPERTY MATTERS.

  Lender shall have received and
independently approved each of the following:
(i) evidence of Licenses and Permits for the Property sufficient to allow the Property to be operated in the ordinary course of business and as licensed assisted living facilities; (ii) a report from a Lender's
Consultant to the effect that the Property is in good repair and safe condition with no structural deficiencies and no material need for repairs or replacements except in the ordinary course of business; (iii) a detailed, current rent roll; and (iv) the Form Lease.

  7.8 COMPLIANCE WITH LAW.

  Lender shall have received and
independently approved evidence that:

       (i)PRESENT COMPLIANCE.  All real
     estate and tangible personal property
     constituting or intended to constitute
     Collateral for the Loan complies with
     all applicable Legal Requirements and
     the provisions of all applicable
     Licenses and Permits.

       (ii)   NO PROHIBITIONS OR VIOLATIONS.
     There are no applicable Legal
     Requirements which prohibit or adversely limit the use of the Property for the purposes the same are intended for, nor is there any outstanding and uncured violation of any applicable Legal
     Requirements.

       (iii)  LICENSES AND PERMITS.  All
     Licenses and Permits and private
     approvals of every nature whatsoever, if any, which are reasonably necessary in order to allow the operation of the Property as contemplated by this
     Agreement and as needed under applicable
     Legal Requirements have been duly and
     finally received with all appeal
     periods therefrom having elapsed, with
     no appeal having been taken therefrom,
     and with no violations existing under
     the terms thereof.

  7.9 TITLE INSURANCE; OTHER EVIDENCE OF
PERFECTION.

  Lender shall have received:  (i)(a) at
closing a mortgagee's pro forma title
insurance policy dated as of the date of the Loan closing and (b) within twenty (20) days thereafter a mortgagee's title insurance policy, each of which meets Lender's title insurance requirements previously furnished to Borrower to the reasonable satisfaction of Lender and its counsel; and (ii) such other evidence of the perfection of its security interests as Lender and its counsel may reasonably require.

  7.10SURVEY.

  Lender shall have received and approved a current, on-site instrument survey of the Land containing a certification thereon, or on a separate surveyor's certificate, of a Registered Land Surveyor acceptable to Lender which meets Lender's survey requirements previously furnished to Borrower.

  7.11CONDITION OF PROPERTY.

  There shall have been no material
unrepaired or unrestored damage or
destruction by fire or otherwise to any of the real or tangible personal property comprising or intended to comprise the Collateral.

  7.12NO TAKINGS.

  Neither the Property nor any material
portion thereof shall have been taken by eminent domain nor shall there be any threat of such a taking.

  7.13INSURANCE.

  Borrower shall have provided to Lender
with respect to the Property and the
Collateral evidence of: insurance coverages which meet the property, hazard and other insurance requirements set forth on Exhibit D of this Loan Agreement to the satisfaction of Lender and Lender's Consultants.

  7.14UTILITIES; WATER; DRAINAGE.

  Lender shall have received letters
addressed to Lender from the applicable
municipality that sanitary drinking water, sanitary sewer disposal systems, utility and power connections and storm drainage adequate for the Property are available as a matter of right.

  7.15HAZARDOUS WASTE, HAZARDOUS MATERIALS
AND TOXIC SUBSTANCES.

  Lender shall have received, and in its
sole discretion approved, satisfactory
reports addressed to Lender from acceptable, qualified professionals prepared in accordance with Lender's protocols indicating the acceptability of the environmental risk associated with the Property, addressing the existence of any Hazardous Materials at, or which may affect, the Property and the Property's compliance with Environmental
Legal Requirements.

  7.16ORGANIZATIONAL DOCUMENTS AND ENTITY
AGREEMENTS.

  Lender shall have received and approved
the Articles of Incorporation and by-laws of Borrower and Guarantor.

  7.17VOTES, CONSENTS AND AUTHORIZATIONS.

  Lender shall have received and approved
certified copies of all corporate votes, consents and authorizations as may be reasonably required to evidence authority for: (i) closing the Loan and the transactions contemplated hereby; (ii) providing continuing authorization to designated persons to deal in all respects on behalf of Borrower; and (iii) the execution of all Loan Documents.

  7.18LEGAL AND OTHER OPINIONS.

  Lender shall have received and approved
legal opinion letters from counsel
representing Borrower and Guarantor which meet Lender's legal opinion requirements previously furnished to Borrower.

  Lender shall also have received from
qualified attorneys, engineers, surveyors and architects, such other certificates, opinions, surveys, and other evidence of compliance with each of the conditions herein set forth as Lender may reasonably require.

  7.19NO DEFAULT.

  There shall not be any Default under any of the Loan Documents.

8.   WARRANTIES AND REPRESENTATIONS.

  Borrower warrants and represents to Lender for the express purpose of inducing Lender to enter into this Agreement, to make the Loan, and to otherwise complete all of the transactions contemplated hereby, that as of the date of this Agreement, upon the date the Loan is funded (if other than the date of this Agreement) and at all times thereafter until the Loan has been repaid and all Obligations to Lender have been satisfied as follows:

  8.1 FINANCIAL INFORMATION.

  True, accurate and complete financial
statements of Borrower and Guarantor have been delivered to Lender and the same fairly present the financial condition of Borrower and Guarantor as of the dates thereof and no material and adverse change has occurred in such financial condition since the dates thereof. All financial statements of
Borrower and Guarantor hereafter
furnished to Lender shall be true, accurate and complete and shall fairly present the financial condition of Borrower and Guarantor as of the dates thereof.

  8.2 NO VIOLATIONS.

  The consummation of the Loan and the
subsequent payment and performance of the Obligations evidenced and secured by the Loan
Documents do not constitute a violation of, or conflict with, any law, order, regulation, contract, agreement or organizational document to which Borrower or Guarantor is a party or by which Borrower or Guarantor, or the property thereof, is bound.

  8.3 NO LITIGATION.

  There is no material litigation now
pending, or to the best of Borrower's
knowledge threatened, against Borrower or
Guarantor which if adversely decided would reasonably be expected to materially impair the ability of Borrower or Guarantor to pay and perform its obligations hereunder or under the other Loan Documents. There is no litigation, whether or not material, pending, or to the best of Borrower's knowledge threatened, against Borrower in which the amount in controversy exceeds $25,000.00 which either: (i) is not covered by insurance, or (ii) has not been previously disclosed to Lender.

  8.4 LEASES.

  True and complete copies of all leases of each Property which are now in effect (and all guaranties thereof) have been delivered to Lender. To Borrower's knowledge, such leases have not been further amended or changed in any respect and are in full force and effect, enforceable in accordance with the terms thereof, subject, however, to the terms of the Loan Documents.

  8.5 COMPLIANCE WITH LEGAL REQUIREMENTS.

  To Borrower's knowledge, after due and
diligent inquiry, the Property complies with all material Legal Requirements and any and all covenants, conditions, restrictions or other matters which materially affect the Property. The Borrower is not in violation of any law, ordinance, license or regulation of the United States of America, the State of Florida and any political subdivisions thereof, and any agency, department, commission, board, bureau or instrumentality of any of them, including without limitation the Florida Agency on Healthcare
Administration (collectively "Governmental
Authorities") now in effect applicable to the conduct of its businesses, including without limitation, the General Statutes of the State of Florida and the rules and regulations promulgated thereunder, except for violations which will not singly nor in the aggregate have a material adverse effect on the business, operations, properties, prospects, assets or financial condition of the Borrower. The Borrower has duly filed all applications and reports required to be filed by it with any Governmental Authority in order to purchase the Property and lawfully operate the Property after closing the Loan.
There is not now pending, issued nor
outstanding by or before any Governmental
Authority, or to the knowledge of
the Borrower threatened, any order to show cause, notice of violation, notice of apparent liability or notice of forfeiture or, to the knowledge of the Borrower, any investigation or material complaint against the Borrower. To Borrower's knowledge, after due and diligent inquiry, the Facilities and the equipment located thereon, along with the staffing and operation of each, satisfy, without material exception, the applicable licensing requirements of the State of Florida.


  8.6 REQUIRED LICENSES AND PERMITS.

  As of the Closing of the Loan, the
Borrower will be the holder of all Licenses and Permits and Certificates of Need ("CONs") issued by any state agency or authority necessary to operate the Facilities. The
Licenses and Permits and CONs constitute all of the Licenses, CONs and authorizations required by any Governmental Authority for the existing and proposed operation of the Facilities by Borrower as of the Closing of the Loan, and the Licenses and Permits and CONs will be in full force and effect and unimpaired by any act or omission of the Borrower or of its officers, directors, employees, representatives or agents. No waivers of any laws, rules, regulations or requirements (including, but not limited to, minimum square footage requirements per bed) are required for the Facilities to operate at their current licensed bed capacity.
Borrower is in good standing with the
respective governmental, quasi-governmental and other third party payors and regulatory agencies under such applicable licenses and any applicable Reimbursement Contracts. To
Borrower's knowledge, after due and diligent inquiry, there is not now pending nor threatened, any action or investigation by or before any Governmental Authority or any state or federal grand jury to revoke, cancel, rescind, modify or refuse to renew any of the Licenses and Permits or CONs held by the current operator of the Facilities.
To Borrower's knowledge, after due and
diligent inquiry, each required application for renewal of any of the Licenses and Permits has been or will be timely filed with the appropriate state agency or authority.
The Borrower has provided to the Lender the most recent state licensure report and list of deficiencies, if any, related to the Facilities. The Borrower is not currently the subject of any Governmental Authority
Office of Inspector General investigation, recoupment, audit or review nor are any of the reimbursement, operational or other practices of the Borrower currently being investigated by a state or federal grand jury or by any other governmental entity or agency empowered to review Medicare or Medicaid, particularly any fraud and/or abuse, issues.


  8.7 PERMITS, ROADS, CURB CUTS AND UTILITY
CONNECTIONS.

  All Licenses and Permits and regulatory
approvals have been obtained by Borrower to permit its lawful occupancy and operation of the Facilities; all public utility and public sanitary sewage services necessary for the use of the Facilities are in existence to the Property; and dedicated and publicly maintained roads and curbcuts necessary for the full use of the Property for their intended purposes have been completed. There are no unsatisfied conditions and no offsite roads, sewage systems, water systems or other improvements which must be completed.

  8.8 GOOD TITLE AND NO LIENS.

  As of the Closing of the Loan, the
Borrower will be the lawful owner of the Property and will be the lawful owner of or have the legal right to use the areas over, under or on which utility or passage easements are required to make use of the Property and parking, and is and will be the lawful owner of the Property, free and clear of all liens and encumbrances of any nature whatsoever, except for the Permitted Title
Exceptions.

  8.9 USE OF PROCEEDS.

  The proceeds of the Loan shall be used
solely and exclusively for the acquisition of the Property and payment of costs and expenses incurred in connection with the financing provided by the Loan. No portion of the proceeds of the Loan shall be used directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry any margin stock, or to extend credit to others for the purpose thereof, or to repay or refund indebtedness previously incurred for such purpose, or (ii) for any purpose which would violate or is inconsistent with the provisions of regulations of the Board of Governors of the Federal Reserve System including, without limitation, Regulations G, T, U AND X
THEREOF.

  8.10ENTITY MATTERS.

       8.10.1 ORGANIZATION.

       Borrower is a duly organized validly
     existing corporation in good standing
     under the laws of the State of
     Washington and is duly qualified in the
     jurisdiction where the Property is
     situated and in each jurisdiction where
     the nature of its business is such that
     qualification is required and has all
     requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

       8.10.2 OWNERSHIP AND TAXPAYER
IDENTIFICATION NUMBERS.

       The Borrower is a 100% owned
     subsidiary of the Guarantor, and no
     additional ownership interests, or
     rights or instruments convertible into
     such ownership interests, shall be
     issued, nor shall any ownership change,
     except for Permitted Transfers and
     except in connection with the present
     terms of the Mezzanine Loan.  The
     taxpayer identification numbers of
     Borrower and the Guarantor are
     accurately stated in Exhibit C.

       8.10.3 AUTHORIZATION.

       All required corporate actions and
     proceedings have been duly taken so as
     to authorize the execution and delivery
     by Borrower and Guarantor of the Loan
     Documents.

  8.11VALID AND BINDING.

  Each of the Loan Documents constitute
legal, valid and binding obligations of
Borrower and, where applicable, Guarantor in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

  8.12DEFERRED COMPENSATION AND ERISA.

  Borrower does not have any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employment Retirement
Security Act of 1974 ("ERISA") ("ERISA Plan") and no "Reportable Event" as defined in ERISA has occurred and is now continuing with respect to any such ERISA Plan. The granting of the Loan, the performance by Borrower of its obligations under the Loan Documents and Borrower's conducting of its operations do not and will not violate any provisions of ERISA.

  8.13CONDITIONS SATISFIED.

  Assuming that Lender and Lender's
Consultants have approved all matters
requiring their approval, all of the
conditions precedent to closing and funding the Loan set forth in Section 7 have been satisfied.

  8.14NO MATERIAL CHANGE; NO DEFAULT.

  There has been no material adverse change in the financial condition, business, affairs or control of Borrower or Guarantor since the date of their respective last financial statements most recently delivered to the Lender in accordance with the requirements of
Section 9.2. hereof. There is no Default on the part of Borrower or Guarantor under this Agreement or any of the other Loan Documents and no event has occurred and is continuing which could constitute a Default under any Loan Document.

  8.15NO BROKER OR FINDER.

  Neither Borrower, nor Guarantor, nor
anyone on behalf thereof, has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by Lender in connection with this Loan.

  8.16BACKGROUND INFORMATION AND
CERTIFICATES.

  All of the factual information contained or referred to in Section 1 of this Agreement and in the Exhibits to this Agreement or the other Loan Documents, and in the certificates and opinions furnished to Lender by or on behalf of Borrower in connection with the Property or the Loan, is true, accurate and complete in all material respects, and omits no material fact necessary to make the same not misleading.

  8.17GUARANTOR'S WARRANTIES AND
REPRESENTATIONS.

  Borrower has no reason to believe that any warranties or representations made in writing by Guarantor to Lender are untrue, incomplete or misleading in any respect.

  8.18TRANSFER OF LICENSE OR BED CAPACITY.

  The Borrower has not granted to any third party the right to reduce the number of licensed beds in any Facility or to apply for approval to move the right to any or all of the licensed beds to any other location.

  8.19MEDICARE AND MEDICAID CERTIFICATION.

  None of the Facilities is certified for
participation in the Medicare or Medicaid
Programs.

9.   COVENANTS.

  Borrower covenants and agrees that from
the date hereof and so long as any of the Loan or other Obligations remains outstanding, as follows:

  9.1 NOTICES.

Borrower shall, with reasonable promptness, but in all events within ten (10) days after it has actual knowledge thereof, notify
Lender in writing of the occurrence of any act, event or condition which constitutes a Default under any of the Loan Documents.
Such notification shall include a written statement of any remedial or curative actions which Borrower proposes to undertake to cure or remedy such Default. Borrower will specifically report to the Lender promptly the receipt by the Borrower of any material correspondence from the Florida Agency on Healthcare Administration or other state and federal agencies regarding the "quality of care" at the Facilities, other than correspondence received in the ordinary course of its business of a positive or neutral nature.

  9.2 FINANCIAL STATEMENTS AND REPORTS.

  Borrower shall furnish or cause to be
furnished to Lender from time to time, the following financial statements and reports and other information, all in form, manner of presentation and substance acceptable to
Lender:

       9.2.1ANNUAL STATEMENTS.

       By April 30 in each calendar year,
     (i) unaudited financial statements of
     Borrower prepared in accordance with
     generally accepted accounting
     principles, or other recognized method
     of accounting acceptable to Lender,
     consistently applied, in form and manner of presentation acceptable to Lender by an independent, certified public accountant acceptable to Lender, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Lender may from time to time reasonably determine, but such data and schedules shall not be required to be certified by anyone other than the Borrower and (ii) separate financial statements on the operations of each of the Facilities certified by the Borrower to be true and correct;

       9.2.2PERIODIC STATEMENTS.

       Within forty five (45) days following
     the end of each calendar quarter the
     following, internally prepared by
     Borrower and certified by  Borrower to
     be true, accurate and complete:  (i) an
     operating statement showing the results
     of operation for the prior quarter and
     on a year-to-date basis for the period
     just ended; (ii) a detailed, current
     rent roll and leasing status reports
     (which shall include existing and
     prospective tenants) for the Property,
     containing such details as Lender may
     reasonably request, (iii) cash flows for the quarter just ended and (iv) a certificate of compliance with regard to Debt Service Coverage from and after the date on which the first such calculation is to be made pursuant to Section 9.19;

       9.2.3DATA REQUESTED.

       Within a reasonable period of time
     and from time to time such other
     financial data or information as Lender
     may reasonably request with respect to
     the Property or Borrower, including, but not limited to, rent rolls, aged receivables, aged payables, leases, budgets, forecasts, reserves, cash flow projections, physical condition of the
     Property and pending lease proposals;

       9.2.4OPERATING BUDGET.

       Prior to the end of each calendar
     year, an annual operating budget for the Property for the next year, in form acceptable to Lender.

       9.2.5GUARANTOR'S STATEMENTS.

       The financial statements and reports
     required to be furnished in the
     Guaranty.

  9.3 PAYMENT OF TAXES AND OTHER
OBLIGATIONS.

  Subject to the right to contest set forth in Section 10.1, Borrower shall duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges payable by it, or with respect to the Property, as well as all claims or obligations for labor, materials, supplies or services (involving an amount in excess of $25,000.00 in any instance or $100,000.00 in the aggregate) or for borrowed funds in any amount. Lender shall be provided with evidence of the payment of all real estate taxes (or payments in lieu thereof) within twenty (20) days after payment of same. After a Default or Event of Default during the Initial Term and at any time during the Extension Term, at Lender's option, Borrower shall be required to deposit with Lender each month 1/12th of the annual real estate taxes and insurance premiums for the Property.

  9.4 CONDUCT OF BUSINESS; COMPLIANCE WITH
LAW.

  Borrower shall cause the operation of
Facilities to be conducted at all times in a manner consistent with the level of operation of Facilities as of the date hereof. Without limiting the foregoing, Borrower shall:

        (i) maintain the standard of care
      for the residents of the Facilities at
      all times at a level necessary to
      insure quality care for the residents
      of the Facilities;

        (ii) operate the Facilities in
      compliance with applicable licenses,
      laws and regulations relating thereto
      and cause all licenses, permits,
      certificates of need (if any),
      Reimbursement Contracts (if any are
      from time to time in effect), and any
      other agreements necessary for the use
      and operation of the Facilities or as
      may be necessary for participation in
      the Medicaid, Medicare, or other
      applicable reimbursement programs (to
      the extent the Facilities elect to
      participate in any such programs) to
      remain in effect without reduction in
      the number of licenses beds or beds
      authorized for use in Medicaid,
      Medicare, or other applicable
      reimbursement programs;

        (iii) maintain sufficient inventory
      and equipment of types and quantities
      at each Facility to enable Borrower to
      adequately operate each Facility; and

        (iv) keep all improvements and
      equipment located on our used or
      useful in connection with each
      Facility in good repair, working order
      and condition, reasonably wear and
      tear excepted, and from time to time
      make all needed and proper repairs,
      renewals, replacements, additions, and
      improvements thereto to keep the same
      in good operating condition.

  In addition, Borrower shall engage solely in the ownership and operation of the Property, and will not enter into any new ventures, or undertake any Investments, except as permitted in Section 9.8, or any new business dealings, without Lender's express prior written consent in each instance. As an express inducement to Lender to make and maintain the Loan, the Borrower agrees at all times prior to payment and satisfaction of all Obligations to be and remain a single purpose entity. Borrower shall operate the Property and conduct its affairs in a lawful manner and in compliance with all Legal Requirements applicable thereto and all provisions of ERISA.

  9.5 INSURANCE.

  Borrower shall at all times maintain in
full force and effect the insurance coverages set forth in Exhibit E of this Loan Agreement and shall cause Lender to be designated as mortgagee/loss payee/additional insured in accordance with the requirements of Exhibit
E.  All insurance premiums shall be paid as
and when due, and Lender shall be provided with evidence of such payment of insurance premiums prior to closing and thereafter prior to each date on which the coverage may lapse for non-payment. Such insurance may, at Borrower's option, be provided in blanket coverage, insured along with other properties owned by affiliates of Borrower provided the coverage provided under such policy meets the requirements of Exhibit E for the Property.

  9.6 RESTRICTIONS ON LIENS, TRANSFERS AND
ADDITIONAL DEBT.

       9.6.1PROHIBITED TRANSACTIONS.

       Except for Permitted Transactions,
     Borrower shall not:

          (i)    create or incur, or
       suffer to be created or
       incurred, or to exist, any
       encumbrance, mortgage, pledge,
       lien, charge or other security
       interest of any kind upon any
       of its assets of any character
       related to the Property, or
       any portion thereof, whether
       now owned or hereafter
       acquired or upon the proceeds
       or products thereof;

          (ii)   create or incur any
       indebtedness for borrowed
       funds with respect to the
       Property whether secured or
       unsecured either directly or
       as a guarantor except for the
       Loan and the Mezzanine Loan;

          (iii)  directly or
       indirectly permit any sale,
       transfer, exchange, assignment
       or pledge of or grant of any
       security interest in any
       ownership interests in
       Borrower except to Mezzanine
       Lender
       and so long as the transferor
       maintains voting control over
       such ownership interest in a
       manner reasonably acceptable
       to Lender; or

          (iv)   sell, convey,
       transfer or exchange any of
       its assets of any character
       related to the Property, or
       any portion thereof, whether
       now owned or hereafter
       acquired.

       9.6.2PERMITTED TRANSACTIONS.

       The term "Permitted Transactions"
     shall mean Permitted Transfers,
     Permitted Additional Debt, Permitted
     Title Exceptions and Approved Leases.

       9.6.3PERMITTED TRANSFERS.

       The term "Permitted Transfers" shall
     mean:

          (i)    the Security
       Documents and other agreements
       in favor of Lender;

          (ii)   transactions,
       whether outright or as
       security, for which Lender's
       prior written consent has been
       obtained, which consent may be
       withheld, granted or granted
       conditionally, subject to such
       protective and other
       conditions as Lender may
       require in its sole and
       absolute discretion;

          (iii)  sales or
       dispositions in the ordinary
       course of business of worn,
       obsolete or damaged items of
       personal property or fixtures
       which are suitably REPLACED;
       AND

       9.6.4PERMITTED ADDITIONAL DEBT.

       The term "Permitted Additional Debt"
     shall mean:

          (i)    transactions,
       whether secured or unsecured,
       for which Lender's prior
       written consent has been
       obtained, which consent may be
       withheld, granted or granted
       conditionally subject to such
       protective and other
       conditions as Lender may
       require in its sole and
       absolute discretion;

          (ii)   indebtedness
       incurred in the ordinary
       course of business for the
       purchase of goods or services;

          (iii)  fully subordinated
       unsecured loans from Guarantor
       the proceeds of which are used
       solely to pay costs related to
       the Property and the repayment
       of which is subject to the
       limitations set forth in the
       Guaranty; and

          (iv)   indebtedness for
       leased or financed furniture,
       fixtures or equipment used in
       connection with the operation
       of the Property where the
       aggregate payments due
       thereunder do not exceed
       $200,000 during any fiscal
       year.

       9.6.5ADDITIONAL FUNDS.

       All funds required for the operation
     of the Property in excess of those
     available from ordinary cash flow of the Property shall be provided by Borrower or Guarantor as additional equity contributions or as Permitted Additional
     Debt.

       9.6.6RIGHT TO ACCELERATE LOAN.

       The Loan shall become due and payable
     in full, and the Lender shall have the
     right to accelerate the Loan and declare an Event of Default, at the option of Lender, upon any breach or violation of the provisions of Section 9.6., provided, however, except for a voluntary conveyance, mortgage or lien
     (as to which no notice or grace periods
     shall be applicable), a Default under
     Section 9.6 shall be subject to the
     grace or notice periods provided in
     11.2.4.

       9.6.7LENDER'S OPTIONS.

       Lender may, at its option, in lieu of
     accelerating the Loan, and in its sole
     and absolute discretion, agree to waive
     compliance with the provisions of this
     Section 9.6. in any instance upon
     compliance with such terms and
     conditions as Lender may impose,
     including, without limitation, the
     payment of a  material fee and a change
     in the interest rate and other terms.
     Except for Permitted Transfers, Lender
     may grant or withhold, or conditionally
     grant, its consent to any proposed
     transfer in its sole and absolute
     discretion.  In the case of a sale or
     transfer with Lender's prior written
     consent, or any such Permitted Transfer, the seller or transferor shall remain jointly and severally liable with the purchaser or transferee for all liabilities of Borrower hereunder.

  9.7 LIMITS ON GUARANTIES AND
DISTRIBUTIONS.

       9.7.1LIMITS.

       Borrower shall not guarantee to
     anyone other than Lender the obligations of any person or entity. Borrower shall not pay any money or distribute any property (in any form) out of proceeds of the Loan or proceeds of the Property to Guarantor, or to any affiliated entity or related party, except for Permitted
     Distributions.

       9.7.2PERMITTED DISTRIBUTIONS.

       The term "Permitted Distributions"
     shall mean so long as no Default or
     Event of Default has occurred
     distributions made out of Available
     Excess Cash Flow as set forth in Section
     10.2.

  9.8 RESTRICTIONS ON INVESTMENTS.

  Borrower will not make or permit to exist or to remain outstanding any Investment out of proceeds of the Loan or the proceeds of the Property except an Investment in assets which constitute the Property or investments of the proceeds of the Property and which are in:

       (i)marketable direct or guaranteed
     general obligations of the United States of America which mature within one year from the date of purchase by Borrower;

       (ii)   bank deposits, certificates of
     deposit and banker's acceptances, or
     other obligations in or of Lender or
     other banks located within and chartered by the United States of America or a state and having assets of over $500,000,000.00; and

       (iii)  personal property and real
     estate acquired in the normal and
     ordinary course of Borrower's present
     business and in connection with the
     Property.

  All such Investments shall be made in a
manner which assures that Lender shall have and maintain a perfected first lien security interest therein.

  9.9 INDEMNIFICATION AGAINST PAYMENT OF
BROKERS' FEES.

  Borrower agrees to defend, indemnify and save harmless Lender from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Loan for any broker utilized by Borrower.
Lender agrees to defend, indemnify and save
Borrower from and against any and all
liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fee in respect of the Loan for any broker utilized by Lender.

  9.10LIMITATIONS ON CERTAIN TRANSACTIONS.

  Borrower agrees to the following
limitations:

       9.10.1 NO MERGER, ACQUISITION OR
AMENDMENT.

       Borrower shall not, nor shall
     Borrower enter into any agreement to,
     dissolve or liquidate, nor merge or
     consolidate with or otherwise acquire
     all or substantially all of the assets
     of any other entity or make any material amendment or modification of its organizational documents.

  9.11APPROVAL AND SUBORDINATION OF
MANAGEMENT AND MANAGEMENT CONTRACT.

  Lender shall have the continuing right to reasonably approve the identity of any management company (other than Guarantor or another wholly owned subsidiary of Guarantor, as to which no such consent is required) operating the Property and the terms and conditions of the contract for such management. Lender's approval shall not be unreasonably withheld or delayed. If required by Lender, Borrower shall obtain a subordination agreement with respect to all management fees due or to become due to any affiliate of Borrower, as manager of the Property (the "Manager"), which shall be in form and content reasonably satisfactory to Lender and shall provide that so long as no Event of Default under any of the Loan
Documents has occurred, the Borrower shall be entitled to pay said management fees in an amount to be approved by Lender but which shall not in the aggregate exceed five (5%) percent of the gross operating income of the Property. Manager shall acknowledge that if Lender exercises its remedies upon an Event of Default, the management agreement may be canceled without recourse to Lender.
Borrower shall deliver to Lender, for its review and approval, the current and any future management agreement with respect to the Property.

  9.12PLACE FOR RECORDS; INSPECTION.

  Borrower shall maintain all of its
business records related to the Property and the operation thereof at the Facilities or at address specified at the beginning of this Agreement. Upon two (2) Business Days' prior notice and at reasonable times during normal business hours Lender shall have the right
(through such agents or Lender's Consultants as Lender may designate) to examine
Borrower's property and make copies of and abstracts from Borrower's books of account, correspondence and other records and to discuss its financial and other affairs with any of its officers and any accountants hired by Borrower, it being agreed that Lender shall use reasonable efforts to not divulge information obtained from such examination to others except in connection with Legal
Requirements and in connection with
administering the Loan, enforcing its rights and remedies under the Loan Documents and in the conduct, operation and regulation of its banking and lending business (which may include, without limitation, the transfer of the Loan or of participation interests therein). Any transferee of the Loan or any holder of a participation interest in the Loan shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Loan or of further participation interests therein.

  9.13COSTS AND EXPENSES.

  Borrower shall pay all costs and expenses
(excluding salaries or wages of full time employees of Lender) reasonably incurred by Lender in connection with the enforcement of Lender's rights under the Loan Documents, including, without limitation, reasonable legal fees and disbursements, appraisal fees, inspection fees, plan review fees, travel costs, fees and out-of-pocket costs of independent engineers and consultants.
Borrower's obligations to pay such costs and expenses shall include, without limitation, all reasonable attorneys' fees and other costs and expenses reasonably incurred for preparing and conducting litigation or dispute resolution arising from any breach by Borrower or Guarantor of any covenant, warranty, representation or agreement under any one or more of the Loan Documents.

  9.14COMPLIANCE WITH LEGAL REQUIREMENTS.

  Borrower shall comply with all Legal
Requirements applicable to the Property,
Borrower, or both except to the extent the same are being duly contested by Borrower in accordance with the provisions of Section
10.1.2 hereof.

  9.15INDEMNIFICATION.

  Borrower shall at all times, both before and after repayment of the Loan, at its sole cost and expense defend, indemnify, exonerate and save harmless Lender and all those claiming by, through or under Lender
("Indemnified Party") against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys' fees and experts' fees and disbursements, which may at any time
(including, without limitation, before or after discharge or foreclosure of the Mortgage) be imposed upon, incurred by or asserted or awarded against the Indemnified
Party and arising from or out of:

       (i)any Hazardous Materials or any
     violation of, or failure to comply with, any Environmental Legal Requirements all as more particularly provided for in the Environmental Indemnity with respect to the Property or any other Collateral;

       (ii)   any liability for damage to
     person or property arising out of any
     violation of any Legal Requirement
     applicable to the Property, Borrower, or both, or

       (iii)  any act, omission, negligence
     or conduct at the Property, or arising
     or claimed to have arisen, out of any
     act, omission, negligence or conduct of
     Borrower or any contractor, sub-
     contractor, tenant, occupant or invitee
     thereof, which is in any way related to
     the Property.

  Notwithstanding the foregoing, an
Indemnified Party shall not be entitled to indemnification in respect of claims arising from acts of its own gross negligence or willful misconduct to the
extent that such gross negligence or willful misconduct is determined by the final judgment of a court of competent jurisdiction, not subject to further appeal, in proceedings to which such Indemnified
Party is a proper party or arising from the acts or omissions of any Indemnified Party or any third party after Borrower has been dispossessed of the Property.

  9.16LEASING MATTERS.

       9.16.1 [intentionally omitted]

       9.16.2 LENDER'S FURTHER APPROVAL
REQUIRED.

       Borrower shall be at liberty to
     modify, amend or terminate existing
     leases, or enter into new leases, of
     premises within the Property on
     commercially reasonable terms and
     conditions, except that without Lender's prior written consent in each instance:
     (i) no lease or leases involving more
     than five percent (5%) of the rentable
     space at the Property in the aggregate
     shall be terminated except for material
     breach of a tenant's monetary
     obligation, and (ii) no existing lease
     shall be modified or amended, and no new lease shall be entered into, on terms and conditions which are materially less favorable than those set forth in the approved Leasing Pro-Forma or the Form
     Lease.  Lender shall not unreasonably
     withhold, delay or condition its consent to any such requested termination or deviation so long as the request is consistent with then existing market conditions. Lender shall be provided, within ten (10) Business Days following execution thereof with a full and complete copy of each permitted lease and any amendment or modification thereof. Lender shall not withhold its approval of the economic terms of any lease which are not less favorable than the economic terms established by the Leasing Pro-Forma. Any lease, or modification or amendment of lease, which has been so approved by Lender, and any lease, or modification or amendment of lease which does not require Lender's approval, shall be an "Approved Lease".

       9.16.3 BORROWER'S REQUESTS.

       Any request by Borrower for an
     approval from Lender with respect to
     leasing matters shall be accompanied, at a minimum, by the following: (i) the proposed lease or amendment or modification thereof complete with all applicable schedules and exhibits; (ii) a complete copy of any proposed guaranty; (iii) comprehensive financial information with respect to the proposed tenant, sub-tenant or assignee and, if applicable, the proposed guarantor (as to new leases or amendments or modifications to existing leases involving material economic changes, and as to proposed sub-lets or assignments);
     (iv) a brief written summary of the
     proposed permitted uses and a discussion of how such uses relate to other tenancies then existing at the Property;
     (v) an executive summary of the terms
     and conditions of the proposed lease,
     sub-lease or assignment, and, if
     applicable, the proposed
     guaranty; and (vi) an executive summary
     of the facts and conditions relating to
     any proposed termination of lease.

       9.16.4 LENDER RESPONSE.

       Lender shall act on requests from
     Borrower for any approval under Section
     9.17 in a commercially reasonable manner and shall use commercially reasonable efforts to respond to any such request within five (5) Business Days following
     Lender's receipt thereof.  Lender's
     response may consist of an approval or
     disapproval of the request, or a
     conditional approval thereof subject to
     specified conditions, or a request for
     further data or information, or any
     combination thereof.  If a proposed
     lease which otherwise meets the Leasing
     Pro Forma is not disapproved or
     conditionally approved within such
     five (5) Business Days following Lenders receipt thereof, such proposed lease shall be deemed approved by Lender, and Borrower may proceed on that basis. In order to expedite the processing of requests for such approvals, Borrower agrees to provide Lender with as much advance information as is possible in a commercially reasonable manner in advance of Borrower's formal request for an approval. Borrower agrees to prepare and submit to Lender for Lender's prior approval, which approval shall not be unreasonably withheld or delayed a standard lease form ("Form Lease").
     Whenever reasonably possible all
     Borrower's requests for lease approvals
     shall be accompanied by an express
     description of any deviations from the
     Form Lease and the Leasing Pro-Forma.

       9.16.5 SNDAS AND ESTOPPELS.

       Lender shall have the right to
     require each tenant to execute and
     deliver to Lender a subordination, non-
     disturbance of possession and attornment agreement ("SNDA Agreement") in form, content and manner of execution reasonably acceptable to Lender and, from time to time, an estoppel certificate in form and manner of execution reasonably acceptable to
     Lender for any commercial tenant.  Upon
     Borrower's request, Lender shall execute an SNDA Agreement with each tenant under an Approved Lease occupying more than five percent (5%) of the rentable square feet of the Property upon: (i) satisfaction of all landlord obligations under the applicable Approved Lease such that the tenant has taken full possession of the leases premises and is obligated to pay rent, and (ii) receipt by Lender of a satisfactory estoppel certificate confirming the full performance of landlord obligations to date including, but not limited to, landlord obligations relating to the construction of Tenant Improvements, and the absence of any fact or circumstance which constitutes, or with the passage of time or giving of notice, or both, would constitute, a default under such lease.

       9.16.6 EXCEPTIONS FOR APPROVALS.

       Notwithstanding the foregoing,
     Lender's prior written approval under
     Section 9.17.2 above shall not be
     required with respect to any lease,
     tenant, guarantor, sublet, assignment,
     modification, amendment, termination,
     cancellation or surrender, if (i) the
     same relates in any single instance, to
     not more than 7,500 rentable square feet at the Property or, when aggregated with all other circumstances for which
     Lender's such approval has not been
     obtained, do not involve more than
     25,000 rentable square feet at the
     Property or (ii) relate solely to leases with the residents of the Facilities which provide for tenancy on a month to month basis.

  9.17LOAN TO VALUE RATIO COVENANT.

       9.17.1 LTV.

       At all times the ratio ("Loan To
     Value Ratio" or "LTV") obtained by
     dividing: (i) the outstanding principal balance of the Loan, by (ii) the Value of the Property, expressed as a percentage, shall not be greater than seventy five percent (75%). For the purposes of this Loan Agreement, the "Value of the Property" shall mean
     $34,900,000 as established pursuant to
     appraisal of each Facility, each dated
     as of April 16, 1997 prepared by Gulf
     Atlantic Valuation Services, Inc. (the
     "Original Appraisals") which have been
     accepted by Lender, as such Value of the Property may hereafter be changed either by an update to the Original Appraisal or by a new appraisal ordered by and acceptable to Lender.

       9.17.2 UPDATED APPRAISALS.

       Lender shall have the right at its
     option from time to time, if Lender
     reasonably believes in good faith that
     the LTV is not then in compliance with
     this Agreement, to order an update to
     the Original Appraisal or a new
     appraisal (collectively, an "Updated
     Appraisal").  Each Updated Appraisal
     shall be prepared by the original or
     more recent appraiser unless Lender
     makes a good faith determination not to
     have such appraiser prepare the same in
     which event the Updated Appraisal shall
     be prepared at Lender's direction by an
     appraiser selected by Lender.  Any
     appraiser selected by Lender shall be:
     (i) an MAI member with experience
     appraising properties of a similar type
     to the Property in the general area and,
     (ii) otherwise qualified pursuant to
     provisions of applicable laws and
     regulations under and pursuant to which
     Lender operates.

       9.17.3 COSTS OF APPRAISAL.

       Borrower shall pay for the costs of
     the Original Appraisal and each Updated
     Appraisal; provided that Borrower shall
     not be required to pay for more than one
     (1) Updated Appraisal in any twelve (12) month period unless either: (i) a Default has occurred and is then continuing, or (ii)
     Lender has determined in good faith that there is a material likelihood that an updated Appraisal would reflect that the LTV is not then in compliance with this Agreement.

       9.17.4 PRINCIPAL REDUCTION.

       If at any time the Loan To Value
     Ratio is not satisfied, Borrower shall
     within ten (10) Business Days following
     Lender's notice thereof (i) make a
     principal payment or (ii) pledge
     additional cash, cash equivalents or a
     letter of credit reasonably acceptable
     to the Lender in an amount sufficient to reduce the Loan To Value Ratio to not more than seventy five percent (75%).
     It shall be an Event of Default if such
     payment is not so made.  Any cash, cash
     equivalents or letters of credit
     delivered to Lender pursuant hereto
     shall be returned to Borrower in whole
     or in part to the extent it is
     subsequently determined by means of
     future Updated Appraisals that such
     collateral is not required in order to
     comply with the Loan to Value Ratio set
     forth herein.

  9.18DEBT SERVICE COVERAGE RATIO.

       9.18.1 CERTAIN DEFINITIONS.

          (i)    "Calculation Date"
       shall mean the last day of
       each calendar quarter
       commencing with the calendar
       quarter ending June 30, 1998.

          (ii)   "Calculation Period"
       shall mean each preceding
       calendar quarter ending on a
       Calculation Date.

          (iii)  "Debt Service
       Coverage" shall mean the ratio
       for the Calculation Period of:
       (A) Net Operating Income to
       (B) Debt Service on the Loan.

          (iv)   "Net Operating
       Income" shall mean revenues
       accrued in connection with
       Reimbursement Contracts and
       actual cash collected by
       Borrower from revenues and the
       ownership and operation of the
       Property and the interim
       investment of accumulated
       funds minus all Operating
       Expenses.

          (v)    "Operating Expenses"
       shall mean expenditures of all
       kinds made or accrued with
       respect to the operation of
       the Property in the normal
       course of business including,
       but not limited to,
       expenditures for taxes,
       insurance, repairs,
       replacements, maintenance,
       management
       fees,  salaries, advertising
       expenses, professional fees,
       wages and utility costs,
       amounts payable with respect
       to the Property under or with
       respect to any Permitted Title
       Exceptions and reasonable
       additions to, or creations of,
       reserves for repairs and
       replacements and for capital
       expenditures required to
       comply with Legal Requirements
       or Approved Leases or
       amendments thereto, but
       expressly excluding:  (a) any
       Debt Service on the Loan, and
       (b) expenditures made out of
       reserves previously created.
       Any expenditures which in
       accordance with the accrual
       basis income tax accounting
       are depreciated or amortized
       over a period which exceeds
       one (1) year shall be treated
       as an expenditure, for the
       purposes of the foregoing
       calculations, ratably over the
       period of depreciation or
       amortization.

          (vi)   "Debt Service on the
       Loan" shall mean the higher
       of:  (i) the actual principal
       and interest paid or payable
       under the Loan during the
       Calculation Period, or (ii)
       the payments of principal and
       interest that would have been
       payable under an assumed loan
       during the Calculation Period
       in an amount equal to the
       outstanding principal balance
       of the Loan at the inception
       of the relevant Calculation
       Period bearing interest at the
       Deemed Rate of Interest
       payable on a conventional
       mortgage amortization schedule
       over twenty-five (25) years.

          (vii)  "Deemed Rate of
       Interest" shall mean an issued
       rate of interest equal to the
       rate of interest on United
       States Treasury Securities
       with a 10 year maturity plus
       2.25%.

       9.18.2 DSC COVENANT.

       The Debt Service Coverage for each
     Calculation Period shall be not less
     than 1.25:1 during the Initial Term of
     the Loan and 1.40:1 during the Extended
     Term.  If such Debt Service Coverage
     covenant shall not be satisfied on any
     Calculation Date, Borrower shall (i)
     prepay a sufficient amount of principal
     outstanding on the Loan or (ii) provide
     the Lender with cash, cash equivalents
     or a letter of credit reasonably
     acceptable to Lender as additional
     collateral.  Such additional collateral
     shall be in an amount which is
     sufficient if offset against the
     outstanding principal amount such that
     if such principal reduction had been
     made or additional collateral offset
     against the principal amount of the Loan on the first day of the Calculation
     Period the Debt Service Coverage
     covenant would have been satisfied. Any cash, cash equivalents or letters of credit delivered to Lender pursuant hereto shall be returned to Borrower in whole or in part to the extent it is subsequently determined by means of future updated appraisals that such collateral is not required in order to comply with the Loan to Value Ratio set forth herein. It shall be an Event of Default if Borrower fails to make such a prepayment or provide such additional collateral not later than the first to occur of: (i) ten (10) Business Days after notice from Lender to Borrower properly requesting the payment, or (ii) if Borrower has failed to give Lender sufficient reports to enable Lender to make the necessary calculations, forty-five (45) days following the applicable
     Calculation Date.

  9.19DELIVERY OF TITLE INSURANCE POLICY.

  The Borrower shall deliver the mortgagee's title insurance policy within the period set forth in Section 7.9.

  9.20MEDICAL WASTE.

  The Borrower shall comply with all
applicable state and federal laws now or hereafter enacted by any Governmental
Authority with respect to the management and disposal of infectious and/or medical waste
(herein "Medical Waste Laws"). The Borrower agrees to provide the Lender with copies of any correspondence from any Governmental
Authority which indicates that the Borrower is not in compliance with any medical waste laws.

  9.21MEZZANINE FINANCING.

  The Borrower shall comply with all
obligations, covenants, terms and conditions set forth in the Mezzanine Loan. Borrower agrees not to amend any documents evidencing the Mezzanine Loan in such a manner as would improve the rights of the holder thereof vis-a-vis the rights of Lender hereunder or under the other Loan Documents or to make any payments thereunder prior to making the monthly payments of principal or interest due under the Note other than on the terms set forth in the Mezzanine Loan as of the date hereof.

10.  SPECIAL PROVISIONS.

  10.1RIGHT TO CONTEST.

       10.1.1 TAXES AND CLAIMS BY THIRD
PARTIES.

       Notwithstanding the provisions of
     Section 9.3 which obligate Borrower to
     pay taxes and other obligations to third parties when due, it is agreed that any tax, assessment, charge, levy, claim or obligation to a third party (expressly excluding an obligation created under the Loan Documents) need not be paid while the validity or amount thereof shall be contested currently, diligently and in good faith by appropriate proceedings and if Borrower shall have adequate unencumbered (except in favor of Lender) cash reserves with respect thereto, and provided that such contest does not create a default by landlord under any lease assigned to Lender; and provided, further, that Borrower shall pay all taxes, assessments, charges, levies or obligations: (i) immediately upon the commencement of proceedings to enforce any lien which may have attached as security therefor, unless such proceeding is stayed by proper court order pending the outcome of such contest; and (ii) as to claims for labor, materials or supplies, prior to the imposition of any lien on the Property unless the lien is discharged or bonded as set forth in
     Section 11.1.8.

       10.1.2 LEGAL REQUIREMENTS.

       Borrower may contest any claim,
     demand, levy or assessment under any
     Legal Requirements by any person or
     entity if:  (i) the contest is based
     upon a material question of law or fact
     raised by Borrower in good faith; (ii)
     Borrower properly commences and
     thereafter diligently pursues the
     contest; (iii) the contest will not
     materially impair the ability to
     ultimately comply with the contested
     Legal Requirement should the contest not be successful and the conduct of the contest will not materially interfere with the ability to obligate all tenants under Approved Leases to pay rent without offset; (iv) Borrower demonstrates to Lender's reasonable satisfaction that Borrower has the financial capability to undertake and pay for such contest and any corrective or remedial action then or thereafter reasonably likely to be necessary; (v) no Event of Default exists; and (vi) the contest relates to an Environmental
     Legal Requirement, the conditions set
     forth in the Environmental Indemnity
     relating to such contests shall be
     satisfied.

  10.2PERMITTED DISTRIBUTION OF AVAILABLE
EXCESS CASH FLOW.

       10.2.1 RIGHT TO DISTRIBUTE.

       Lender agrees that at any time when
     the Property has achieved and is
     maintaining a Debt Service Coverage at
     not less than 1.25:1 and no other
     Default or Event of Default exists
     Borrower may make distributions to its
     shareholder to the extent Borrower has
     Available Excess Cash Flow (as
     hereinafter defined).

       10.2.2 AVAILABLE EXCESS CASH FLOW.

       "Available Excess Cash Flow" shall
     mean cash accumulated by Borrower from
     the operations of the Property in excess of reasonable reserves, which reserves shall be determined reasonably by
     Borrower.

11.  EVENTS OF DEFAULT.

  The following provisions deal with
Default, Events of Default, notice, grace and cure periods, and certain rights of Lender following an Event of Default.

  11.1DEFAULT AND EVENTS OF DEFAULT.

  The term "Default" as used herein or in
any of the other Loan Documents shall mean an Event of Default, or any fact or circumstance which constitutes, or upon the lapse of time, or giving of notice, or both, would constitute, an Event of Default. Each of the following events, unless cured within any applicable grace period set forth or referred to below in this Section 11.1., or in Section
11.2., shall constitute an "Event of
Default":

       11.1.1 GENERALLY.

       A Default by Borrower in the
     performance of any term, provision or
     condition of this Agreement to be
     performed by Borrower, or a breach, or
     other failure to satisfy, any other
     term, provision, condition, covenant or
     warranty under this Agreement and such
     Default remains uncured beyond any
     applicable specific grace period
     provided for in this Agreement, or as
     set forth in Section 11.2. below;

       11.1.2 NOTE, MORTGAGE AND OTHER LOAN
DOCUMENTS.

       A Default by Borrower in the
     performance of any term or provision of
     the Note, or of the Mortgage, or of any
     of the other Loan Documents, or a
     breach, or other failure to satisfy, any other term, provision, condition or warranty under the Note, the Mortgage or any other Loan Document, regardless of whether any undisbursed portion of the Loan is sufficient to cover any payment of money required thereby, and the specific grace period, if any, allowed for the default in question shall have expired without such default having been cured;

       11.1.3 FINANCIAL STATUS AND
INSOLVENCY.

       A. Borrower shall: (i) admit in
     writing its inability to pay its debts
     generally as they become due; (ii) file
     a petition in bankruptcy or a petition
     to take advantage of any insolvency act;
     (iii) make an assignment for the benefit of creditors; (iv) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law; (vi) have a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of
     Borrower, or of the whole or any
     substantial part of the property or
     assets of Borrower, and such order,
     judgment or decree shall remain
     unvacated or not set aside or unstayed
     for ninety (90) days; (vii) have a
     petition filed against it seeking
     reorganization, arrangement,
     composition, readjustment, liquidation,
     dissolution or similar relief under the
     Federal Bankruptcy laws or any other
     applicable law and such petition shall
     remain undismissed for ninety (90) days;
     (viii) have, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction assume custody or control of Borrower or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for ninety (90) days; (ix) have an attachment or execution levied against any substantial portion of the property of Borrower or against any portion of the Collateral which is not discharged or dissolved by a bond within thirty
     (30) days; or (x) have any materially
     adverse change in its financial
     condition since the date of this
     Agreement; or

       B. any such event shall occur with
     respect to any Guarantor; or

       11.1.4 LIENS.

       A lien for the performance of work,
     or the supply of materials, or a notice
     of contract, or an attachment, judgment, execution or levy is filed against the Land or the Facilities and remains unsatisfied or is not discharged or dissolved by a bond (or by cash collateral acceptable to Lender) for a period of thirty (30) days after the filing thereof and is not otherwise being duly contested in accordance with the provisions of Section 10.1.1;

       11.1.5 BREACH OF REPRESENTATION OR
WARRANTY.

       Any material representation or
     warranty made by Borrower or Guarantor
     herein or in any other instrument or
     document relating to the Loan or the
     Property shall at any time be materially false or misleading, or any warranty shall be materially breached;

       11.1.6 GUARANTOR DEFAULT.

       A default by Guarantor in the
     performance of any term or provision of
     the Guaranty.

       11.1.7 MALPRACTICE AWARDS.

       Any malpractice award or judgment
     exceeding $200,000 shall be rendered
     against the Borrower and either (i)
     enforcement proceedings shall have been
     commenced by any creditor upon such
     award or judgment (unless such
     proceedings have been stayed pending
     appeal thereof) or (ii) such award or
     judgment shall continue unsatisfied and
     in effect for a period of 15 consecutive days without Borrower's insurer having agreed to fund such award or judgment in a manner satisfactory to the Lender in its sole discretion.

       11.1.8 REVOCATION OF LICENSES OR
PERMITS.

       The Borrower receives written notice
     of a final determination by applicable
     state authorities of the revocation of
     any License or Permit or CON required
     for the lawful operation of any of the
     Improvements
     or any part thereof or the loss of any
     such license under any other
     circumstances under which the Borrower
     is required to cease its operations of
     the Improvements; provided, however, the occurrence of the foregoing shall not constitute an Event of Default if any such action is being duly appealed by Borrower and such action is stayed pending a final resolution of such appeal.

       11.1.9 DEFAULT UNDER MEZZANINE LOAN.

       An Event of Default (as defined in
     the Mezzanine Loan) occurs under the
     Mezzanine Loan.

  11.2GRACE PERIODS AND NOTICE.

  As to each of the foregoing events the
following provisions relating to grace
periods and notice shall apply:

       11.2.1 NO NOTICE OR GRACE PERIOD.

       There shall be no grace period and no
     notice provision with respect to the
     payment of principal at maturity and no
     grace period and no notice provision
     with respect to defaults related to the
     voluntary filing of bankruptcy or
     reorganization proceedings or an
     assignment for the benefit which are not reasonably capable of being cured, or with respect to a breach of warranty or representation under Sections 8.1
     (regarding Financial Information), or
     with respect to breaches under Sections
     9.6 (Restrictions on Liens, Transfers
     and Additional Debt) except as provided
     in Section 8.8, and 9.7 (Limits on
     Guaranties and Distributions).

       11.2.2 NONPAYMENT OF INTEREST AND
PRINCIPAL.

       As to the nonpayment of interest, and
     installments of principal prior to
     maturity, there shall be a ten (10) day
     grace period without any requirement of
     notice from Lender, except that as to a
     required principal reduction to comply
     with the Loan To Value Ratio Covenant in
     Section 9.22 or the Debt Service
     Coverage Ratio Covenant in Section 9.23,
     THERE SHALL BE NO GRACE PERIOD EXCEPT AS
     STATED THEREIN.

       11.2.3 OTHER MONETARY DEFAULTS.

       All other monetary defaults shall
     have a five (5) day grace period
     following notice from Lender, or, if
     shorter, a grace period without notice
     until five (5) Business Days before the
     last day on which payment is required to be made in order to avoid: (i) the cancellation or lapse of required insurance, or (ii) a tax sale or the imposition of late charges or penalties in respect of taxes or other municipal charges.

       11.2.4 NONMONETARY DEFAULTS CAPABLE
OF CURE.

       As to nonmonetary defaults which are
     reasonably capable of being cured or
     remedied, unless there is a specific
     shorter or longer grace period provided
     for in this Loan Agreement or in another
     Loan Document, there shall be a thirty
     (30) day grace period following notice
     from Lender or, if such default would
     reasonably require more than thirty (30) days to cure or remedy, such longer period of time not to exceed a total of ninety (90) days from Lender's notice as may be reasonably required so long as Borrower shall commence reasonable actions to remedy or cure the default within thirty (30) days following such notice and shall diligently prosecute such curative action to completion within such ninety (90) day period.
     However, where there is an emergency
     situation in which there is danger to
     person or property such curative action
     shall be commenced as promptly as
     possible.  As to breaches of warranties
     and representations (other than those
     related to financial information or
     construction documents) there shall be a thirty (30) day grace period following notice from Lender.

  11.3CERTAIN LENDER REMEDIES.

  If an Event of Default shall occur,
Lender:

       11.3.1 ACCELERATE DEBT.

       May declare the indebtedness
     evidenced by the Note and secured by the Mortgage immediately due and payable
     (provided that in the case of a
     voluntary petition in bankruptcy filed
     by Borrower or (after the expiration of
     the grace period if any set forth in
     Section 11.1.3 above) an involuntary
     petition in bankruptcy filed against
     Borrower, such acceleration shall be
     automatic); and

       11.3.2 PURSUE REMEDIES.

       May pursue any and all remedies
     provided for hereunder, or under any one or more of the other Loan Documents.

12.  ADDITIONAL REMEDIES OF LENDER.

  12.1REMEDIES.

  Upon the occurrence of an Event of
Default, whether or not the indebtedness evidenced by the Note and secured by the Mortgage shall be due and payable or Lender shall have instituted any foreclosure or other action for the enforcement of the Mortgage or the Note, Lender may, in addition to any other remedies which Lender may have hereunder or under the other Loan Documents, and not in limitation thereof, and in Lender's sole and absolute discretion.

       12.1.1 ENTER AND PERFORM.

       Enter upon the Property to perform
     obligations under leases, or to operate, maintain, repair and improve the
     Property and employ watchmen to protect
     the Property, all at the risk, cost and
     expense of Borrower, consent to such
     entry being hereby given by Borrower;

       12.1.2 DISCONTINUE WORK.

       At any time discontinue any work
     commenced in respect of the Property or
     change any course of action undertaken
     by it and not be bound by any
     limitations or requirements of time
     whether set forth herein or otherwise;

       12.1.3 EXERCISE RIGHTS.

       Exercise the rights of Borrower under
     any contract or other agreement in any
     way relating to the Property and take
     over and use all or any part of the
     labor, materials, supplies and equipment contracted for by Borrower, whether or not previously incorporated into the realty; and

       12.1.4 OTHER ACTIONS.

       In connection with any work or action
     undertaken by Lender pursuant to the
     provisions of the Loan Documents,

          (i)    engage builders,
       contractors, architects,
       engineers and others for the
       purpose of furnishing labor,
       materials and equipment,

          (ii)   pay, settle or
       compromise all bills or claims
       which may become liens against
       the property constituting the
       Collateral, or which have been
       or may be incurred in any
       manner in connection with the
       Property or for the discharge
       of liens, encumbrances or
       defects in the title of the
       Property or the Collateral,

          (iii)  take or refrain from
       taking such action hereunder
       as Lender may from time to
       time determine, and

          (iv)   engage marketing and
       leasing agents and real estate
       brokers to advertise, lease or
       sell portions or all of the
       Property or other Collateral
       upon such terms and conditions
       as Lender may in good faith
       determine.

  12.2REIMBURSEMENT.

  Borrower shall be liable to Lender for all sums reasonably paid or incurred pursuant to any of the Loan Documents whether the same shall be paid or incurred pursuant to this section or otherwise, and all payments made or liabilities incurred by Lender hereunder of any kind whatsoever shall be paid by Borrower to Lender upon demand with interest at the Default Rate as provided in this Agreement or the Note from the date of payment by Lender to the date of payment to Lender and repayment of such sums with such interest shall be secured by the applicable
Security Documents.

  12.3POWER OF ATTORNEY.

  For the purpose of exercising the rights granted by this Section 12., as well as any and all other rights and remedies available to Lender from and after the occurrence of an Event of Default, Borrower hereby irrevocably constitutes and appoints Lender (or any agent designated by Lender) its true and lawful attorney-in-fact, upon and following any
Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts permitted hereunder or by law in the name and on behalf of Borrower.

13.  SECURITY INTEREST AND SET-OFF.

  13.1SECURITY INTEREST.

  Borrower grants to Lender a direct and
continuing lien and security interest, as security for all of Borrower's Obligations in and upon all deposits, balances and other sums credited by or due Lender, or from any affiliate of Lender, to Borrower including, but not limited to, any Cash Collateral pledged to Lender pursuant to any provision of the Loan Documents.

  13.2   SET-OFF AND DEBIT.

  (i)  If any payment is not made when due
under any of the Loan Documents, after giving
regard to applicable grace periods, if any,
or (ii) if any Event of Default or other
event which would entitle Lender to
accelerate the Loan occurs, or (iii) at any
time, whether or not any Default or Event of
Default exists in the event any attachment,
trustee process, garnishment, or other levy
or lien is, or is sought to be, imposed on
any property of Borrower; then, in any such
event, any such deposits, balances or other
sums credited by or due from Lender, or from
any such affiliate of Lender, to Borrower may
to the fullest extent not prohibited by
applicable law at any time or from time to
time, without regard to the existence,
sufficiency or adequacy of any other
collateral, and without notice or compliance
with any other condition precedent now or
hereafter imposed by statute, rule of law or
otherwise, all of which are hereby waived, be
set off, debited and appropriated, and
applied by Lender against any or all of
Borrower's Obligations irrespective of
whether demand shall have been made and
although such Obligations may be unmatured,
in such manner as Lender in its sole and
absolute discretion may determine.  Within
five (5) Business Days of making any such set
off, debit or appropriation and
                     36
application, Lender agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off, debit or appropriation and application.

  13.3RIGHT TO FREEZE.

  Lender shall also have the right, at its option, upon the occurrence of any event which would entitle Lender to set off or debit as set forth in Section 13.2 and in order to effectuate its rights thereunder, to freeze, block or segregate any such deposits, balances and other sums so that Borrower may not access, control or draw upon the same.

  13.4ADDITIONAL RIGHTS.

  The rights of Lender and each affiliate of Lender under this Section 13, are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which Lender may have.

14.  CASUALTY AND TAKING.

  14.1CASUALTY AND OBLIGATION TO REPAIR.

  In the event of any damage or destruction to the Property or the other Collateral by reason of fire or other hazard or casualty
(collectively, a "Casualty"), Borrower shall give immediate written notice thereof to Lender and proceed with reasonable diligence, in full compliance with and subject to any limitations of all Legal Requirements and the other requirements of the Loan Documents, to repair, restore, rebuild or replace the affected property (collectively, the "Repair
Work").

  14.2ADJUSTMENT OF CLAIMS.

  All insurance claims shall be adjusted by Borrower, at Borrower's sole cost and expense, but subject to Lender's prior written approval which approval shall not be unreasonably withheld; provided that if any Default or Event of Default exists under any of the Loan Documents, Lender shall have the right to adjust and compromise such claims without the approval of Borrower.

  14.3PAYMENT AND APPLICATION OF INSURANCE
PROCEEDS.

       All proceeds of insurance shall be
     paid to Lender and, at Lender's option,
     be applied to Borrower's Obligations or
     released, in whole or in part, to pay
     for the actual cost of repair,
     restoration, rebuilding or replacement
     (collectively, "Cost To Repair");
     [provided, however, that so long as no
     Default or Event of Default is
     outstanding hereunder,] Lender shall
     release so much of the insurance
     proceeds as may be
     required to pay for the actual Cost to
     Repair in accordance with the provisions of Section 14.4.

  14.4CONDITIONS TO RELEASE OF INSURANCE
PROCEEDS.

  If Lender elects or is required to release insurance proceeds, Lender may impose reasonable conditions on such release which shall include, but not be limited to, the following:

       (i)Prior written approval by Lender,
     which approval shall not be unreasonably withheld or delayed of plans, specifications, cost estimates, contracts and bonds for the restoration or repair of the loss or damage;

       (ii)   Waivers of lien, architect's
     certificates, contractor's sworn
     statements and other evidence of costs,
     payments and completion as Lender may
     reasonably require;

       (iii)  If the Cost to Repair does not
     exceed $100,000.00, the funds to pay
     therefor shall be released to Borrower.
     Otherwise, partial monthly disbursements equal to 90% of the value of the work completed, or, if the applicable contract is on a cost plus basis, then
     90% of the costs of the work completed
     if such cost is less than the value
     thereof, shall be made prior to final
     completion of the repair, restoration or replacement and the balance of the disbursements shall be made upon full completion and the receipt by Lender of satisfactory evidence of payment and release/waivers of all liens;

       (iv)   Determination by Lender that
     the undisbursed balance of such proceeds on deposit with Lender, together with additional funds deposited for the purpose, shall be at least sufficient to pay for the remaining Cost To Repair, free and clear of all liens and claims for lien; and

       (v)All work to comply with the
     standards, quality of construction and
     Legal Requirements applicable to the
     original construction of the Property.

  14.5  TAKING.

  If there is any complete condemnation for public use of the Property or of any Collateral, the awards on account thereof shall be paid to Lender and shall be applied to Borrower's Obligations, or at Lender's discretion released to Borrower. If, in the case of a partial taking or a temporary taking, in the reasonable judgment of Lender the effect of such taking is such that there has not been a material and adverse impairment of the viability of the Property or the value of the Collateral, so long as no Default exists Lender shall release awards on account of such taking to Borrower if such awards are sufficient (or amounts sufficient are otherwise made available) to repair or restore the Property to a condition reasonably satisfactory to Lender and such partial or temporary taking shall not be deemed to
violate the provisions of Section 9.6.

15.  GENERAL PROVISIONS.

  15.1NOTICES.

  Any notice or other communication in
connection with this Loan Agreement, the Note, the Mortgage, or any of the other Loan
Documents, shall be in writing, and (i)
deposited in the United States Mail, postage prepaid, by registered or certified mail, or
(ii) hand delivered by any commercially
recognized courier service or overnight
delivery service such as Federal Express or
(ii) sent by facsimile transmission if a Fax is designated below, addressed as follows:

  If to Borrower or Guarantor to:

       c/o Emeritus Corporation
       3131 Elliott Avenue, Suite 500
       Seattle, WA  98121
       FAX Number:  (206) 301-4500

  with copies by regular mail or such hand delivery to or facsimile transmission to:

       The Nathanson Group
       1411 Fourth Avenue, Suite 905
       Seattle, Washington  98101
       Attn:  Randi S. Nathanson, Esq.
       FAX Number:  (206) 623-1738


  If to Lender to:

       Fleet National Bank
       75 State Street
       Boston, Massachusetts 02109
       Attention:     Commercial Real Estate
       Loan
               Administration Manager
       FAX Number:  (617) 346-3200

  with copies by regular mail or such hand delivery to or facsimile transmission to:

       Edwards & Angell
       101 Federal Street, 23rd Floor
       Boston, Massachusetts  02110
       Attention: Lorne W. McDougall
       FAX Number:  (617) 439-4170

Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

  A notice shall be deemed to have been
given, delivered and received for the
purposes of all Loan Documents upon the
earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business
Day at the specified address, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if facsimile transmission is a permitted means of giving notices, upon receipt as evidenced by confirmation.

  15.2LIMITATIONS ON ASSIGNMENT.

  Borrower may not assign this Agreement or the monies due thereunder or convey or, except for a Permitted Transaction, encumber the Property or other Collateral or any interest without the prior written consent of Lender in each instance.

  15.3FURTHER ASSURANCES.

  Borrower shall upon request from Lender
from time to time execute, seal, acknowledge and deliver such further instruments or documents which Lender may reasonably require to better perfect and confirm its rights and remedies hereunder, under the Note, under the Mortgage and under each of the other Loan
Documents.

  15.4PARTIES BOUND.

  The provisions of this Agreement and of
each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except as otherwise prohibited by this Agreement or any of the other Loan Documents.

  This Agreement is a contract by and
between Borrower and Lender for their mutual benefit, and no third person shall have any right, claim or interest against either
Lender or Borrower by virtue of any provision hereof.

  15.5WAIVERS, EXTENSIONS AND RELEASES.

  Lender may at any time and from time to
time waive any one or more of the conditions contained herein or in any of the other Loan
Documents, or extend the time of payment of the Loan, or release portions of the Collateral from the provisions of this Agreement and from the Mortgage or any other
Security Document, but any such waiver,
extension or release shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance, shall not be considered a waiver of such condition in any other instance or any other circumstance.

  15.6GOVERNING LAW; CONSENT TO
JURISDICTION; MUTUAL WAIVER OF JURY TRIAL.

       15.6.1 SUBSTANTIAL RELATIONSHIP.

       It is understood and agreed that all
     of the Loan Documents were negotiated
     and delivered in the Commonwealth of
     Massachusetts, which State the parties
     agree has a substantial relationship to
     the parties and to the underlying
     transactions embodied by the Loan
     Documents.

       15.6.2 PLACE OF DELIVERY.

       Borrower agrees to furnish to Lender
     at the Lender's office in Boston,
     Massachusetts all further instruments,
     certifications and documents to be
     furnished hereunder.

       15.6.3 GOVERNING LAW.

       This Agreement, except as otherwise
     provided in Section 15.6.4, and each of
     the other Loan Documents shall in all
     respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

       15.6.4 EXCEPTION.

       Notwithstanding the foregoing choice
     of law:

          (i)    matters relating to
       the creation, perfection,
       priority and enforcement of
       the liens on a security
       interests in the Property or
       other assets situated in
       Florida, including by way of
       illustration, but not in
       limitation, actions for
       foreclosure, for injunctive
       relief, or for the appointment
       of a receiver, shall be
       governed by the laws of the
       State of Florida;

          (ii)   Lender shall comply
       with applicable law in the
       State of Florida to the extent
       required by the law of such
       jurisdiction in connection
       with the foreclosure of the
       security interests and liens
       created under the Mortgage and
       the other Loan Documents with
       respect to the Property or
       other assets situated in
       Florida and

          (iii)  provisions of
       Federal law and the law of
       Florida shall apply in
       defining the terms Hazardous
       Materials, Environmental Legal
       Requirements and Legal
       Requirements applicable to the
       Property as such terms are
       used in this Loan Agreement,
       the Environmental Indemnity
       and the other Loan Documents.

       Nothing contained herein or any other
     provisions of the Loan Documents shall
     be construed to provide that the
     substantive laws of the State of Florida shall apply to any parties' rights and obligations under any of the Loan
     Documents, which, except as expressly
     provided in clauses (i), (ii) and (iii)
     of this Section 15.6.5., are and shall
     continue to be governed by the
     substantive law of Commonwealth of
     Massachusetts, except as set forth in
     clauses (i), (ii) and (iii) of this
     Section 15.7.5.  In addition, the fact
     that portions of the Loan Documents may
     include provisions drafted to conform to the law of the State of Florida is not intended, nor shall it be deemed, in any way, to derogate the parties' choice of law as set forth or referred to in this Loan Agreement or in the other Loan
     Documents.  The parties further agree
     that the Lender may enforce its rights
     under the Loan Documents including, but
     not limited to, its rights to sue the
     Borrower or to collect any outstanding
     indebtedness in accordance with
     applicable law.

       15.6. 5CONSENT TO JURISDICTION.

       Borrower hereby consents to personal
     jurisdiction in any state or Federal
     court located within the Commonwealth of Massachusetts and State of Florida.

       15.6.6 JURY TRIAL WAIVER

       BORROWER AND LENDER MUTUALLY HEREBY
     KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
     WAIVE THE RIGHT TO A TRIAL BY JURY IN
     RESPECT TO ANY LITIGATION BASED ON THIS
     LOAN AGREEMENT, ARISING OUT OF, UNDER OR
     IN CONNECTION WITH THIS LOAN AGREEMENT
     OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED
     TO BE EXECUTED IN CONNECTION HEREWITH,
     OR ANY COURSE OF CONDUCT, COURSE OF
     DEALINGS, STATEMENTS (WHETHER VERBAL OR
     WRITTEN) OR ACTIONS OF ANY PARTY.  THIS
     WAIVER CONSTITUTES A

     MATERIAL INDUCEMENT FOR BORROWER AND
     LENDER TO ENTER INTO THE TRANSACTIONS
     CONTEMPLATED HEREBY.

  15.7SURVIVAL.

  All representations, warranties, covenants and agreements of Borrower, or Guarantor, herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of Borrower or Guarantor pursuant hereto are significant and shall be deemed to have been relied upon by Lender notwithstanding any investigation made by Lender or on its behalf and shall survive the delivery of the Loan Documents and the making of the Loan and each advance pursuant thereto. No review or approval by Lender, or by its Consultants or representatives, of any plans and specifications, opinion letters, certificates by professionals or other item of any nature shall relieve Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of Borrower or Guarantor, or any one or more of them, under any one or more of the Loan Documents.

  15.8CUMULATIVE RIGHTS.

  All of the rights of Lender hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as Lender may determine in its sole good faith judgment.

  15.9CLAIMS AGAINST LENDER.

       15.9.1 BORROWER MUST NOTIFY.

       Lender shall not be in default under
     this Agreement, or under any other Loan
     Document, unless a written notice
     specifically setting forth the claim of
     Borrower shall have been given to Lender within thirty (30) days after Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in written notification furnished to, any of the persons or officials referred to in Schedule D as Authorized Representatives or of the
     Property manager.

       15.9.2 REMEDIES.

       If it is determined by the final
     order of a court of competent
     jurisdiction, which is not subject to
     further appeal, that Lender has breached any of its obligations under the Loan
     Documents and has not remedied or cured
     the same with reasonable promptness
     following notice thereof, Lender's
     responsibilities shall be limited to:
     (i) where the breach consists of the
     failure to grant consent or give
     approval in
     violation of the terms and requirements
     of a Loan Document, the obligation to
     grant such consent or give such approval and to pay Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Lender, where it is also so determined that Lender acted in bad faith, or that Lender's default constituted gross negligence or willful misconduct, the payment of any actual, direct, compensatory damages sustained by
     Borrower as a result thereof plus
     Borrower's reasonable costs and
     expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

       15.9.3 LIMITATIONS.

       In no event, however, shall Lender be
     liable to Borrower or to Guarantor or
     anyone else for other damages such as,
     but not limited to, indirect,
     speculative or punitive damages whatever the nature of the breach by Lender of its obligations under this Loan
     Agreement or under any of the other Loan
     Documents.  In no event shall Lender be
     liable to Borrower or to Guarantor or
     anyone else unless a written notice
     specifically setting forth the claim of
     Borrower shall have been given to Lender within the time period specified above.

  15.10  OBLIGATIONS ABSOLUTE.

  Except to the extent prohibited by
applicable law which cannot be waived, the Obligations of Borrower and the obligations of the Guarantor under the Guaranty shall be joint and several, absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan
Documents under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which Borrower or Guarantor may have at any time against Lender whether in connection with the Loan or any unrelated transaction, except for any such claim, setoff, defense or other right, if any, as to which a written notice shall have been given to Lender in accordance with the provisions of Section
15.9.

  15.11  TABLE OF CONTENTS, TITLE AND
HEADINGS.

  Any Table of Contents, the titles and the headings of sections are not parts of this Loan Agreement or any other Loan Document and shall not be deemed to affect the meaning or construction of any of their provisions.

  15.12  COUNTERPARTS.

  This Loan Agreement may be executed in
several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart is executed by the party against whom enforcement of such loan agreement is sought.

  15.13  SATISFACTION OF COMMITMENT.

  The Loan being made pursuant to the terms hereof and of the other Loan Documents is being made in satisfaction of Lender's obligations under the Commitment dated April
22, 1997.  The terms, provisions and
conditions of this Agreement and the other
Loan Documents supersede the provisions of the Commitment.

  15.14  RIGHT TO ASSIGN, PARTICIPATE OR
ENTER INTO CO-LENDING AGREEMENTS.

  Lender reserves the right upon notice to Borrower which identifies the proposed assignee or participant to transfer and assign the Loan, or portions thereof, or grant participation interests therein to one or more lenders. In the event of a transfer and assignment of all or any portion of the Loan, each transferee will be severally liable for the portion of the Loan assigned it and Lender will have no further obligation with respect to that portion of the Loan.
Lender may act as agent for itself and any lender which has been assigned a portion of the Loan. Borrower acknowledges and agrees that to the extent there is more than one lender who is responsible for the Loan, the rights, privileges, consents and discretions contained in the Loan Agreement shall be subject to the terms and provisions of a co-lending agreement. Lender may disclose to, or share with, any actual or prospective transferee or participant all information, including, but not limited to, financial information, in Lender's possession regarding the Loan, Borrower, the Guarantor, or the Property.

  15.15  TIME OF THE ESSENCE.

  Time is of the essence of each provision of this Agreement and each other Loan
Document, subject to any cure or grace
periods provided for herein.

  15.16  NO ORAL CHANGE.

  This Loan Agreement and each of the other
Loan Documents may only be amended,
terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan
Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Loan Agreement or any of the other Loan Documents.

  15.17  MONTHLY STATEMENTS.

  While Lender may issue invoices or other statements on a monthly or periodic basis
(a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of Lender to issue any Statement on one or more occasions shall not affect Borrower's obligations to make payments under the Loan
Documents as and when due; (ii) the
inaccuracy of any Statement shall not be binding upon Lender and so Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement;
(iii) all Statements are issued for
information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of Lender's rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.

         NEXT PAGE IS SIGNATURE PAGE

     IN WITNESS WHEREOF this Agreement has
been duly executed as of the date first above-written.

     BORROWER:          EMERITUS PROPERTIES
V, INC.


  By:  /s/ Raymond R. Brandstrom
          --------------------
          Raymond R. Brandstrom
          Its President

     LENDER:       FLEET NATIONAL BANK

                   By:  /s/ Peter A. Tondreault
                            ---------------------
                            Peter A. Tondreault
                            Vice President